UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2017

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 23, 2017, Sprague Operating Resources LLC ("Sprague"), a wholly owned subsidiary of Sprague Resources LP, entered into a Terminal and Wholesale Fuels Asset Purchase Agreement ("Asset Purchase Agreement") with Leonard E. Belcher, Incorporated ("L.E. Belcher") for the purchase of refined product terminal assets in Springfield, Massachusetts. Terms used but not otherwise defined herein are used as defined in the Asset Purchase Agreement.
The aggregate purchase price for the Assets will be (i) Twenty Million Dollars ($20,000,000) plus (ii) the Inventory Value calculated and adjusted pursuant to the terms of the Asset Purchase Agreement.
Each of the parties has agreed to certain customary representations, warranties and covenants in the Asset Purchase Agreement. The consummation of the transaction is subject to the satisfaction or waiver of customary conditions, as set forth in the Asset Purchase Agreement, including, among other things, receipt of third party and any applicable regulatory approvals.
The Asset Purchase Agreement may be terminated at any time prior to the Closing by mutual written agreement of the parties; by Sprague if any of the conditions in Section 5 are not fulfilled by February 28, 2017; by L.E. Belcher if any of the conditions in Section 6 are not fulfilled by February 28, 2017; or, by the Buyer or the Seller if the transactions contemplated by the Asset Purchase Agreement become illegal or are prohibited by law. If the conditions set forth in Section 5 of the Asset Purchase Agreement have been satisfied or waived and Sprague terminates the Asset Purchase Agreement prior to the Closing, L.E. Belcher shall be entitled to a deposit of One Million Dollars ($1,000,000).
A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and a copy of the press release of Sprague regarding the Asset Purchase Agreement is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The descriptions of the Asset Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.
The Asset Purchase Agreement has been included to provide security holders with information regarding its terms. These Asset Purchase Agreement is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Asset Purchase Agreement were made solely for purposes of the Asset Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement which subsequent information may or may not be fully reflected in Sprague’s public disclosures.
Item 7.01    Regulation FD Disclosure.
Beginning on January 24, 2017, Sprague will be sharing a presentation with its investors highlighting key points associated with the L.E. Belcher assets. The presentation will be posted to the Investor Relations section of Sprague's website, www.spragueenergy.com. A copy of the presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.
The information in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Item 7.01, such Exhibit 99.2 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
Any statements in this Current Report on Form 8-K or press release about future expectations, plans and prospects for Sprague Resources LP, including statements about the expected timetable for consummation of the proposed transaction, and any other statements about Sprague Resources LP, or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate L.E. Belcher's operations into those of Sprague; the possibility that the integration of L.E. Belcher into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers); and, the ability of Sprague Resources GP LLC to retain certain key employees of L.E. Belcher. Other applicable risks and uncertainties related to our business have been described more fully in Sprague Resources LP's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2016, and in subsequent Form 10-Q and Form 8-K filings, and other documents filed with the SEC. Sprague Resources LP undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
Non-GAAP Measures
To supplement the financial information presented in accordance with United States generally accepted accounting principles (“GAAP”), Sprague Resources LP’s management uses certain non-GAAP financial measurements. You can find disclosures on our use of these non-GAAP measures, as well as reconciliations between GAAP and these non-GAAP measures, in Sprague Resources LP's "Non-GAAP Measures Quarterly Supplement" located in the Investor Relations section of Sprague Resources LP’s website, www.spragueenergy.com.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT	DESCRIPTION
2.1	Terminal and Wholesale Fuels Asset Purchase Agreement, dated January 23, 2017, by and between Leonard E. Belcher Incorporated and Sprague Operating Resources LLC.*
99.1	Press Release of Sprague Resources LP dated January 24, 2017
99.2	Sprague Resources LP - Investor Slides dated January 24, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: January 24, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1	Terminal and Wholesale Fuels Asset Purchase Agreement, dated January 23, 2017, by and between Leonard E. Belcher Incorporated and Sprague Operating Resources LLC.*
99.1	Press Release of Sprague Resources LP dated January 24, 2017
99.2	Sprague Resources LP - Investor Slides dated January 24, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.